UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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MICROTUNE, INC.

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Filed by Microtune, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Microtune, Inc.

Commission File No.: 000-31029-40

This filing consists of a presentation to the employees of Microtune, Inc. regarding the proposed acquisition of Microtune, Inc. by Zoran Corporation.

Microtune Employee Meeting September 8, 2010

Employee Meeting                                                 Microtune Private
Important Additional Information Regarding the Merger will be filed with the SEC.

Microtune, Inc. (“Microtune”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Maple Acquisition Corp., pursuant to which Microtune would be acquired by Zoran Corporation (the “Merger”). Investors and stockholders are urged to read the proxy statement carefully when it becomes available because it will contain important information about the
Merger and the parties to the merger. Investors and stockholders may obtain a free copy of the proxy statement
(when available) and other documents filed by Microtune at the SEC website at http://www.sec.gov. The proxy statement and other documents also may be obtained for free at Microtune’s Internet website at
http://phx.corporate-ir.net/phoenix.zhtml?c=121862&p=irol-sec or from Microtune by contacting Investor Relations by telephone at 972-673-1850 or by mail at Microtune, Inc., 2201 10th Street, Plano, Texas, 75074, Attn: Investor
Relations Department.

Microtune and Zoran and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from its stockholders in connection with the proposed Merger. Information regarding Zoran's directors and officers is available in Zoran's proxy statement for its 2010 annual meeting of stockholders and Zoran's 2009 Annual Report on Form 10-K, which were filed with the SEC on April 29, 2010 and March 1, 2010, respectively.  Information concerning the interests of
Microtune’s participants in the solicitation, which may, in some cases, be different than those of Microtune stockholders generally, is set forth in Microtune’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 9, 2010 and available on Microtune's website at http://phx.corporate -ir.net/phoenix.zhtml?c=121862&p=irol-sec, and will be set forth in the proxy statement relating to the merger when it becomes available.
Translations
Microtune has only reviewed the English-language version of this presentation for accuracy and is not responsible for the accuracy of statements in subsequently translated versions of this document.  Readers are strongly advised to review the English-language version of this presentation.

Employee Meeting                                                 Microtune Private
What Was Announced Today:
Acquisition of Microtune, Inc. by Zoran Corporation
Microtune is being acquired by Zoran in a
merger transaction for a purchase price of
$2.92 per share
This transaction is the result of a sale
process undertaken by our Board of
Directors and management over the past
several months
We believe that Zoran is a great strategic fit
and we are excited about the opportunities
that the combined company offers to our
employees, customers, business partners.
Merged company will
operate as Zoran

Employee Meeting                                                 Microtune Private
•
Leading provider of digital solutions across
digital entertainment and imaging markets
•
Complementary multi-market focus:
•
Home Entertainment: TV, STB and DVD
•
Imaging: Printer and Scanners
•
Mobile: Digital Cameras and HD Video
•
Recognized ‘solutions’ experts: system
integration, ICs, algorithms and software
•
Brand-leading customers: Cisco, DVN, Funai,
LG, Nikon, Ricoh, Samsung, Sharp, Sony,
Toshiba and others
•
Worldwide operations with headquarters in
Sunnyvale, CA
•
Stable, financially strong: Approximately $380
million in cash at the end of the second quarter
Zoran products are now in
more than 500 million
homes and office products
Who Is Zoran?
Connect Share Entertain™

Employee Meeting                                                 Microtune Private
The Microtune board entered into a definitive agreement to be acquired by Zoran Corporation
The process:
Microtune prepares a proxy statement to solicit
shareholder approval
Following SEC review, the proxy statement is mailed to
shareholders
Subject to shareholder approval and the satisfaction of
other conditions, we expect the merger to close before
year end
The ‘close date’ is the day when the deal is
consummated
What Are the Next-Steps?

Employee Meeting                                                 Microtune Private
At close:
Zoran will buy all outstanding shares for $2.92
All unvested stock options will accelerate and all
options with an exercise price of less than $2.92 will
be bought out for the excess of $2.92 per share over
the exercise price; all other options will be cancelled
All RSUs will continue to vest and convert to Zoran
RSUs based on a ratio of relative stock values at
close
What Are the Next Steps, Continued?

Employee Meeting                                                 Microtune Private
What Is the Transition Plan?
Microtune benefits remain in force until January 1, 2011
Microtune holiday schedule remains the same through 2010
Information on Zoran’s current benefit package is posted on
the Microtune internal website
September
Dec  January
Planning Only Close Transition
Full
Integration

Employee Meeting                                                 Microtune Private
How Does the Merger Impact Our Customers,
Partners and Suppliers Prior to Close?
•
Series of calls and visits are planned to inform customers,
partners and suppliers
•
It is ‘business as usual’
•
We expect minimal disruptions to our operations,
customer’s business and product flow
•
We will continue to execute on our business plan
•
Your action:
•
Continue to support customers and partners with the
same high levels of quality and commitment; continue
to deal with our long-term vendors as usual

Employee Meeting                                                 Microtune Private
Comments from Levy Gerzberg
•
Co-founder, President, CEO and Director of
Zoran Corporation
•
More than 25 years experience in high-tech
industry across ICs, systems and software
•
Ph. D. in electrical engineering from Stanford
University
•
Recognized industry thought leader and
luminary
•
Senior Vice-President,
General Manager of Home Entertainment Division
•
Over 20 years experience in semiconductor business,
joined Zoran in 1991
•
B.S. in Electrical Engineering from Technion, the Israel
Institute of Technology.

Employee Meeting                                                 Microtune Private
Plans for the Next Few Weeks
Series of meetings over the next few weeks will help answer your questions
Departmental Q/As scheduled today and tomorrow
Levy Gerzberg and Ram Ofir will host an all-hands meetings
In Plano (September 13), Ingolstadt (September 15) and
Shanghai (September 17)
Series of update meetings over the next several months with
other Zoran executives
Its business as usual: our near-team goals and objectives are the same
Please direct all inquiries to management team:
Investors or analysts: Justin
Press or media: Kathleen
Customers: Rob
Suppliers: Eddie